Exhibit 99.1

CERTIFICATION OF PERIODIC REPORT

I, Harrell Beck, Chief Financial Officer of Shurgard Storage Centers, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Harrell Beck

Harrell Beck

Chief Financial Officer, Chief Accounting Officer and Authorized Signatory

Dated: August 6, 2002